UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 26, 2025
STONERIDGE, INC.
(Exact Name of Registrant as Specified in its Charter)

Ohio	001-13337	34-1598949
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
39675 MacKenzie Drive, Suite 400, Novi, Michigan 48377
(Address of principal executive offices, and Zip Code)
(248) 489-9300
Registrant’s Telephone Number, Including Area Code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	SRI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02    Results of Operations and Financial Condition.
On February 26, 2025, Stoneridge, Inc. (the “Company”) issued a press release announcing its results for the fourth quarter and full year ended December 31, 2024. A copy of the press release is attached hereto as Exhibit 99.1. On February 27, 2025, members of the Company’s senior management will hold the full-year and fourth quarter 2024 earnings conference call via webcast to discuss the Company’s financial results and the presentation attached hereto as Exhibit 99.2, will accompany management’s comments.
The press release and earnings conference call presentation contain certain non-GAAP financial measures, including Adjusted Sales, Adjusted Gross Profit and Margin, Adjusted Operating Income (Loss) and Margin, Adjusted Income (Loss) Before Tax, Adjusted Tax Expense (Benefit), Adjusted Net Income (Loss), Adjusted Earnings (Loss) per Share (“Adjusted EPS”), Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), EBITDA Margin, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Debt, Adjusted Debt and Adjusted Cash (collectively, the “Non-GAAP Financial Measures”). Management believes that the presentation of the Non-GAAP Financial Measures used in the press release and earnings conference call presentation are useful to both management and investors in their analysis of the Company’s financial position, results of operations and expected results of operations because the Non-GAAP Financial Measures facilitate a period to period comparison of operating results by excluding significant unusual, non-recurring items in 2024 and 2023. For 2024, these items relate to after-tax and pre-tax business realignment costs, after-tax and pre-tax environmental remediation costs, after-tax impact of valuation allowance and adjustments for debt compliance calculations. For 2023, these items relate to the sales from spot purchase recoveries, pre-tax business realignment costs, pre-tax gain on disposal of fixed assets, pre-tax Brazilian indirect tax credits, net, pre-tax environmental remediation costs and adjustments for debt compliance calculations. These non-GAAP financial measures, however, should not be considered in isolation or as a substitute for the most comparable GAAP financial measures. Investors are cautioned that non-GAAP financial measures used by the Company may not be comparable to non-GAAP financial measures used by other companies. Adjusted Sales, Adjusted Gross Profit and Margin, Adjusted Operating Income (Loss) and Margin, Adjusted (Income) Loss Before Tax, Adjusted Tax Expense (Benefit), Adjusted Net Income (Loss), Adjusted EPS, EBITDA, EBITDA Margin, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Debt, Adjusted Debt and Adjusted Cash should not be considered a substitute for Sales, Gross Profit, Operating Income (Loss), Income (Loss) Before Tax, Income Tax Expense (Benefit), Net Income (Loss), Earnings (Loss) per Share, Debt or Cash and Cash Equivalents prepared in accordance with GAAP.
ITEM 7.01    Regulation FD Disclosure.
The information set forth in Item 2.02 above is hereby incorporated herein by reference.
The information in this report, including the press release and the earnings conference call presentation furnished as Exhibits 99.1 and 99.2 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. In addition, the exhibits furnished herewith contain statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in such exhibits.
ITEM 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description

99.1	Press release dated February 26, 2025, announcing results for the fourth quarter and full-year ended December 31, 2024

99.2	Full-year and fourth quarter 2024 results earnings conference call presentation materials, dated February 27, 2025

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stoneridge, Inc.

Date: February 26, 2025	/s/ Matthew R. Horvath
Matthew R. Horvath Chief Financial Officer and Treasurer (Principal Financial Officer)